Subsequent Events	3 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

Credit Facility

On May 24, 2019, the Company entered into a senior term facilities agreement (the “Credit Facility”) agented by MidCap Financial (Ireland) Limited (“MidCap”) and the additional lenders party thereto from time to time (together with MidCap, the “Lenders”). The Lenders agreed to make term loans available to the Company up to $75 million comprised of separate term loans to be issued in three tranches: (1) the first tranche being a $25 million term loan to be funded on or around May 28, 2019; (2) the second tranche being a $25 million term loan available no earlier than September 30, 2019 and no later than December 31, 2020 upon submission of certain regulatory filings and evidence of $100 million in cash and cash equivalent investments; and (3) the third tranche being a $25 million term loan available no earlier than July 1, 2020 and no later than September 30, 2021 upon certain regulatory approvals being granted and evidence of $125 million in cash and cash equivalent investments.

Upon entering into the Credit Facility, the Company was required to pay an arrangement fee of $0.4 million. The term loan matures on May 24, 2024. Each term loan under the Credit Facility requires interest-only payments for 24 months following the date of the Credit Facility, unless the third tranche is drawn, in which case for all payment dates prior to 36 months following the date of the Credit Facility. The term loans under the Credit Facility will be amortizing on either the 24-month or 36-month anniversary of the Credit Facility (as applicable) in equal monthly installments until the loan maturity date. Each term loan under the Credit Facility bears interest at an annual rate equal to LIBOR plus 6%.

At the Company’s option, the Company may prepay the outstanding principal balance of the term loan in whole or in part, subject to a prepayment fee of 3.0% of any amount prepaid if the prepayment occurs on or prior to the first anniversary of the closing date, 2.0% of the amount prepaid if the prepayment occurs after the first anniversary of the closing date but on or prior to the second anniversary of the closing date, and 1.0% of any amount prepaid after the second anniversary of the closing date but on or prior to the third anniversary of the closing date. In addition, a final payment equal to 4.5% is due on the loan maturity date. The Credit Facility includes an ongoing minimum cash financial covenant the requires the Company maintain not less than $20 million following utilization of the second tranche and not less than $35 million following utilization of the third tranche.

Fondazione Telethon and Ospedale San Raffaele S.r.l. License Agreement

On May 24, 2019 (the “Effective Date”), the Company entered into a license agreement (the “Agreement”) with Fondazione Telethon and Ospedale San Raffaele S.r.l. (together, “TIGET”), under which TIGET granted to the Company an exclusive worldwide license for the research, development, manufacture and commercialization of an ex vivo autologous hematopoietic stem cell lentiviral based gene therapy for the treatment of Mucopolysaccharidosis type I (“MPS-I”). Under the terms of the Agreement, TIGET is entitled to receive an upfront payment and the Company may be required to make milestone payments to TIGET if certain development, regulatory and commercial milestones are achieved. Additionally, the Company will be required to pay TIGET a tiered mid-single to low-double digit royalty percentage on annual net sales of licensed products.